Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

DATED AS OF NOVEMBER 12, 2007

This FOURTH AMENDMENT TO CREDIT AGREEMENT (together with all Exhibits, Schedules and Annexes hereto, this “Amendment”) is among KEY ENERGY SERVICES, INC., a Delaware corporation (the “Borrower”), the Guarantors signatory hereto, the LENDERS (as defined in the Credit Agreement), and LEHMAN COMMERCIAL PAPER INC., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as Collateral Agent for the Lenders and other Secured Parties (in such capacity, the “Collateral Agent”).

PRELIMINARY STATEMENTS

A.            The Borrower, the Lenders, the Administrative Agent, Wells Fargo Foothill, Inc., as Revolving Administrative Agent, Lehman Brothers Inc., as sole lead arranger and sole bookrunner, and the other agents party thereto, entered into a Credit Agreement dated as of July 29, 2005 (together with all Annexes, Exhibits and Schedules thereto, and as heretofore amended, the “Credit Agreement”).  Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given them in the Credit Agreement.

B.            The Borrower intends to issue $400,000,000 of senior unsecured notes (the “Notes Issuance”), on substantially the terms set forth in the Preliminary Offering Memorandum dated November 5, 2007 (the “Preliminary Offering Memorandum”), copies of which have been provided to the Agents.  The proceeds of the Notes Issuance will be used, in part, to repay in full the Term Loans.  In connection with the Notes Issuance, the Borrower has proposed, and the other parties to this Amendment have agreed, that the Credit Agreement be amended (i) to terminate the Funded Letter of Credit Commitments, (ii) to permit the entire Revolving Credit Commitments to be used for Revolving Credit Letters of Credit and (iii) to permit the Notes Issuance.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendments to Credit Agreement.  Subject to the satisfaction of the conditions set forth in Section 4 hereof, the Credit Agreement is amended as follows:

(a)           The definition of Revolving L/C Commitment set forth in Section 1 of the Credit Agreement is hereby amended by replacing the number “$25,000,000” with the number “$65,000,000”.

(b)           Section 7.2(f)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“consisting of Unsecured Indebtedness of the Borrower, in an aggregate principal amount not to exceed $500,000,000, the proceeds of which are used to repay the Term Loans and the Guarantee Obligations of any Guarantor in respect of such Indebtedness, with any proceeds in excess of the amount required to repay such Indebtedness being used for general corporate purposes, and the unsecured guarantee by any Guarantor hereunder of the Borrower’s obligations thereunder; provided that no part of the principal part of such Indebtedness shall have a maturity date earlier than six months after the Revolving Credit Termination Date;”

2.             Existing Letter of Credit.

(a)           Each of the Funded Letters of Credit issued and outstanding on the Amendment Effective Date, as defined herein (the “Existing Letters of Credit”), shall, on and after the Amendment Effective Date, be deemed issued as Revolving Credit Letters of Credit for all purposes.  To the extent that, at the time the Existing Letters of Credit are deemed issued under the Revolving Credit Facility, the Revolving Credit L/C Obligations would exceed the Revolving Credit L/C Commitment (such excess amount, the “L/C Excess Amount”), the Borrower shall provide cash collateral (the “Excess L/C Cash Collateral”) to the Revolving Administrative Agent on or before the Amendment Effective Date in an amount equal to 103% of the L/C Excess Amount and upon terms satisfactory to the Borrower and the Revolving Administrative Agent.  The Borrower hereby grants the Revolving Administrative Agent a Lien, for the benefit of the Issuing Lenders that have issued an Existing Letter of Credit only, on the Excess L/C Cash Collateral, and the Borrower and the Lenders agree that the Revolving Administrative Agent shall hold a senior lien and security interest in the Excess L/C Cash Collateral, free and clear of all other Liens.

(b)           To the extent any of the Existing Letters of Credit are satisfied or discharged, in whole or in part, the L/C Excess Amount shall be deemed to be the first exposure satisfied and reduced.

(c)           In the event an Existing Letter of Credit is satisfied or cancelled, the Revolving Administrative Agent shall, upon the Revolving Administrative Agent’s receipt of such original, Existing Letter of Credit (and a release duly executed by the beneficiary thereof, as applicable), promptly release the portion of Excess L/C Cash Collateral applicable to such Existing Letter of Credit to the Borrower, minus any Reimbursement Obligations and any fees, costs and expenses of the Issuing Lenders or the Revolving Administrative Agent paid in respect of such Existing Letter of Credit.  When the L/C Excess Amount equals $0.00, all Excess L/C Cash Collateral on deposit with the Revolving Administrative Agent shall be promptly released and returned to Borrower for its own account.

(d)           Notwithstanding any provision of this Amendment or the Credit Agreement to the contrary, (i) the Revolving Credit Lenders shall have no obligation to participate in, or otherwise in any manner be obligated with respect to, Revolving Credit L/C Obligations that exceed the Revolving Credit L/C Commitments, (ii) the Revolving Credit Lenders shall have no right to the fees and other charges paid under the Credit Agreement in respect of Revolving Credit L/C Obligations that exceed the Revolving Credit L/C Commitments, (iii) Revolving Credit L/C Obligations that exceed the Revolving Credit L/C Commitments shall be Obligations, (iv) the Lenders shall have no rights with respect to any of the Excess L/C Cash Collateral provided by the Borrower with respect to the L/C Excess Amount, (v) the Excess L/C Cash Collateral shall not be deemed Collateral, and (vi) the Borrower will pay all accrued and unpaid Funded Letter of Credit Fees on the Amendment Effective Date to the Revolving Administrative Agent for the ratable benefit of the Funded L/C Participants.

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(e)           The Borrower hereby acknowledges and confirms that (i) as of November 8, 2007, the aggregate amount of issued and outstanding Funded Letters of Credit is $68,031,547.00 and there are no outstanding reimbursement obligations under the Existing Letters of Credit, (ii) as of the Amendment Effective Date, the Revolving Credit Commitments are fully drawn and (iii) as of November 8, 2007, the amount of the L/C Excess Amount is $3,031,547.00.

3.             Waiver and Consents.  Effective immediately after the consummation of the transactions contemplated hereby (including the Notes Issuance, the application of the proceeds to prepay the Term Loans and the termination of the Funded Letter of Credit Commitments), the parties hereto (other than the Borrower) expressly hereby re-affirm their agreements herein contained and waive and consent to any breach of the Credit Agreement, and any Default or Event of Default that might have been occasioned by any such breach, that might have occurred had the Credit Agreement not been amended as set forth in Section 1 above and absent the terms of this Section 3.

4.             Conditions to Effectiveness.  The effectiveness of all the amendments contained in Section 1 of this Amendment and all waivers and consents contained in Section 3 of this Amendment are conditioned upon satisfaction of the following conditions precedent (the date on which all such conditions precedent have been satisfied being referred to herein as the “Amendment Effective Date”):

(a)           the Administrative Agent shall have received signed, written authorization from the Required Lenders to execute this Amendment, and shall have received counterparts of this Amendment signed by each of the Borrower, the Guarantors and the Administrative Agent;

(b)           each of the representations and warranties contained in Section 3 below shall be true and correct in all material respects on and as of the Amendment Effective Date;

(c)           the Notes Issuance shall have occurred and the Borrower shall have delivered to the Administrative Agent an amount sufficient to prepay in full the Term Loans, together with all accrued and unpaid interest thereon; and

(d)           the Borrower shall have provided irrevocable notice of the termination of the Funded Letter of Credit Commitments.

5.             Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a)           Authority.  The Borrower has the corporate power and authority, and the legal right, to make, deliver and perform this Amendment and to perform its obligations hereunder and under the Loan Documents (as amended hereby).  Each of the Guarantors has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform this Amendment.  The execution, delivery and performance by the Borrower and Guarantors of this Amendment and the Loan Documents (as amended hereby) and the transactions contemplated hereby and thereby have been authorized by all necessary corporate or other organizational action of such Person.  No material consent or authorization of, filing with, notice to or other act by or in respect of, any

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Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment.

(b)           Enforceability.  This Amendment has been duly executed and delivered on behalf of each Loan Party that is party thereto.  Each of this Amendment and each Loan Document as amended hereby (i) constitutes a legal, valid and binding obligation of each Loan Party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (ii) is in full force and effect.  Neither the execution, delivery or performance of this Amendment or the performance of the Loan Documents (as amended hereby), nor the performance of the transactions contemplated hereby or thereby, will adversely affect the validity, perfection or priority of the Collateral Agent’s Lien on any of the Collateral or its ability to realize thereon.  This Amendment is effective to amend the Credit Agreement as provided herein.

(c)           Guaranty Obligations.  Each of the signatories hereto who have executed this Amendment under the caption “Guarantors” is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (i) acknowledges that notwithstanding the execution and delivery of this Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and all guaranties given to the holders of Obligations and all Liens granted as security for the Obligations continue in full force and effect, and (ii) confirms and ratifies its obligations under the Guarantee and Collateral Agreement and each other Loan Document executed by it.

(d)           Representations and Warranties.  After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than any such representations and warranties that, by their terms, are specifically made as of an earlier date) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

(e)           No Conflicts.  Neither the execution, delivery and performance of this Amendment, nor the performance of and compliance with the terms and provisions hereof or of the Loan Documents (as amended hereby) by any Loan Party will, at the time of such performance, (i) violate any Requirement of Law or any material Contractual Obligation of any Loan Party or (ii) result in, or require, the creation or imposition of any Lien (other than Liens created by the Loan Documents) on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation.

(f)            No Default.  After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or Event of Default.

6.             Reference to and Effect on Credit Agreement.

(a)           Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to

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the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.  This Amendment is a Loan Document.

(b)           Except as specifically amended above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

7.             Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission (in pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment.

8.             Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.             Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Maria Maslennikova Lund
Name:	Maria Maslennikova Lund
Title:	Vice President

[Signature Page to Fourth Amendment]

Wells Fargo Foothill, Inc.

 (as Lender)

By:	/s/ Kristy S. Loucks
Name:	Kristy S. Loucks
Title:	Vice President

Wells Fargo Foothill, Inc.

 (as Issuing Lender)

By:	/s/ Kristy S. Loucks
Name:	Kristy S. Loucks
Title:	Vice President

Capital One, N.A.

 (as Lender)

By:	/s/ David L. Denbina, P.E.
Name:	David L. Denbina, P.E.
Title:	Senior Vice President

(as Issuing Lender)

By:
Name:
Title:

BORROWER:

KEY ENERGY SERVICES, INC.

By:	/s/ William M. Austin
Name:	William M. Austin
Title:	Senior Vice President and Chief Financial Officer

EXECUTION VERSION

GUARANTORS:

KEY ENERGY DRILLING, INC.

ODESSA EXPLORATION INCORPORATED

UNITRACK SERVICES HOLDING, INC.

By:	/s/ Newton W. Wilson III
Name:	Newton W. Wilson III
Title:	President and Secretary

KEY ENERGY SERVICES, LLC

KEY ENERGY PRESSURE PUMPING SERVICES, LLC

KEY ENERGY FISHING & RENTAL SERVICES, LLC

KEY ENERGY SHARED SERVICES, LLC

MISR KEY ENERGY INVESTMENTS, LLC*

MISR KEY ENERGY SERVICES, LLC*

KEY ELECTRIC WIRELINE SERVICES, LLC

By:	/s/ Newton W. Wilson III
Name:	Newton W. Wilson III
Title:	Vice President and Secretary

*Executing in the capacity of President